First Quarter 2014 Results May 20, 2014

Forward-Looking Statements Forward-looking statements in this presentation regarding our restaurant revenue, new restaurant growth and remodels, future economic performance, restaurant-level operating profit, costs and capital expenditures, franchise acquisitions, statements under the heading “2014 Outlook” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s marketing strategies, loyalty program and guest count initiatives to achieve restaurant sales growth; the ability to fulfill planned expansion (including franchised unit acquisitions); the cost and availability of key food products, labor and energy; the ability to achieve anticipated revenue and cost savings from our anticipated new technology systems and other initiatives; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period- to-period comparisons. For a reconciliation of non- GAAP measures presented in this document, see the Appendix of this presentation. 1

Comparable restaurant revenue up 5.4%, Guest traffic up 0.5% Total restaurant revenue increased 11.2% Restaurant-level operating profit margin increased 90 bps to 22.4% Diluted EPS of $0.82, an increase of 24.2% Acquired 4 franchised restaurants with an agreement to acquire 32 more by late summer Q1-14 Headlines 2

Strong Q1 Sales Performance New Finest™ burgers Increased media Appetizer and beverage mix BTI and other engagement initiatives • Plating and presentation • Menu format • Service changes 3 3

Media Focused on Brand Attributes FPO 4 Finest™ Line Red’s Tavern Double®

BTI Exterior Signage 5 5

Financial Update 6

Q1-14 Sales Highlights (1) Excludes Red Robin’s Burger Works® fast casual restaurants Q1-14 (16 Weeks) Q1-13 (16 Weeks) Change Restaurant revenue $335.0 million $301.3 million +11.2% Total company revenues $340.5 million $306.3 million +11.1% Company-owned comparable revenue growth 5.4% 2.2% +320 bps Price/ Mix 4.9% 2.8% +210 bps Guest Counts 0.5% -0.6% +110 bps Franchised comparable revenue - US 6.8% -1.0% +780 bps Franchised comparable revenue - CAN 0.3% 4.2% -270 bps Company avg. weekly net sales per unit(1) - total $58,382 $55,978 +4.3% Company avg. weekly net sales per unit(1) - comp $58,941 $55,906 +5.4% Company operating weeks(1) 5,718 5,364 +6.6% Net sales per sq. ft (TTM) $459 $438 +4.8% 7

2.2% 4.3% 5.7% 3.7% 5.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q113 Q213 Q313 Q413 Q114 Comparable Restaurant Revenue Growth 8

21.2% 21.1% 19.7% 20.6% 21.5% 23.3% 20.4% 21.7% 22.4% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2012 2013 2014 Q1’14 +90 bps Solid RLOP (1) Margins 9 (1) See reconciliation of non-GAAP restaurant-level operating profit to income from operations and net income on Schedule I of the Q1 press release posted on redrobin.com.

RLOP Margin Improvement

Red Robin


Change over prior year, in bps
250
200
150
100
50
0
140
30
90
70
30
220
70
110
90
Q1'14 +260 bps over Q1'11
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114

10

Q1-14 Restaurant Results % of Restaurant Revenue Q1-14 % of Restaurant Revenue Q1-13 Cost of sales 25.1% 24.9% (20) bps Labor 33.1% 33.8% 70 bps Other operating 12.1% 12.3% 20 bps Occupancy 7.3% 7.5% 20 bps Restaurant-level operating profit (Non-GAAP) 22.4% 21.5% 90 bps Favorable (Unfavorable) 11

$33.6 $25.0 $20.0 $25.8 $32.5 $29.7 $21.0 $25.8 $37.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q1 Q2 Q3 Q4 2012 2013 2014 See slide 20 for reconciliation of non-GAAP Adjusted EBITDA to Net Income (1) 13 weeks in 2012 $113.5 million trailing 4 quarters (1) Adjusted EBITDA $ in millions 12

Accretively Deploying Capital New Restaurants • Full-size (± 5,800 sq. ft.) •Mid-size (± 4,000 sq. ft.) •Red Robin’s Burger Works (± 2,000 sq. ft.) Brand Transformation Remodels •Average $350,000-$400,000 per unit •Complete system over next 3 years Acquisitions and Other •Announced two franchise acquisitions totaling $48 million 13

Net Income $10.6 $7.7 $3.5 $8.4 $9.5 $11.1 $4.7 $9.1 $11.9 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q1 Q2 Q3 Q4 2012 2013 2014 $ in millions 14 (1) As adjusted, see slide 21 for reconciliation of non-GAAP Adjusted Net Income to Net Income (2) 13 weeks in 2012 (2) (1) (1)

Earnings Per Diluted Share $0.71 $0.52 $0.24 $0.59 $0.66 $0.77 $0.32 $0.62 $0.82 $0.15 $0.25 $0.35 $0.45 $0.55 $0.65 $0.75 $0.85 $0.95 Q1 Q2 Q3 Q4 2012 2013 2014 15 (1) As adjusted, see slide 21 for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings Per Diluted share (2) 13 weeks in 2012 (1) (2) (1)

2014 Outlook Comparable restaurant revenue growth in low single digits RLOP margins expected to be approximately 21.4% Open 20 new company-owned Red Robin® restaurants plus 5 Red Robin’s Burger Works® Capital investments expected to total between $85 million and $90 million, excluding acquisitions G&A costs expected to be approximately $93 million; selling expenses expected to be 3.2% of sales NOTE: Outlook does not include the impact of the anticipated acquisition of 32 restaurants 16

Appendix 17

$29.6 $20.5 $22.3 $22.0 $40.4 $30.6 $11.2 $31.3 $36.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 Q2 Q3 Q4 2012 2013 2014 Cash Flow from Operations $ in millions 18 (1) 13 weeks in 2012 (1)

Q1-14 Commodity Update % of Total COGS in Q1 2014 Market vs. Contract Ground beef 13.3% Market Steak Fries 10.9% 100% contracted through 10/14 Poultry 9.6% 100% contracted through 12/14 Meat 6.7% Bacon and riblets 100% contracted through 9/14, prime rib 100% contracted through 12/14 Produce 6.6% 80% contracted through 9/14, tomatoes 100% contracted through 9/14 Bread 6.2% 100% contracted through 6/14 Seafood 3.6% Shrimp 100% contracted through 8/14, Cod 100% contracted through 12/14 Fry Oil 2.2% 100% contracted through 12/14 19

Adjusted EBITDA Reconciliation to Net Income 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net Income as reported 10,558$ 7,748$ 3,533$ 6,492$ 9,480$ 11,139$ 4,661$ 6,959$ 11,944$ Adjustments to net income: Income tax expense 3,356 2,408 1,210 1,552 2,977 3,576 1,517 940 4,424 Interest expense, net 1,833 1,223 1,041 1,217 1,052 623 558 399 689 Depreciation and amortization 16,652 12,532 13,284 13,000 17,834 13,319 13,436 13,611 18,886 Non-cash stock-based compensation 1,202 1,068 894 644 1,192 1,050 857 724 1,009 Loss on debt refinancing - - - 2,919 - - - - - Impairment and closure charges - - - - - - - 1,517 - Non-recurring special bonus - - - - - - - 1,626 - Adjusted EBITDA 33,601$ 24,979$ 19,962$ 25,824$ 32,535$ 29,707$ 21,029$ 25,776$ 36,952$ 2012 2013 20

Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net Income as reported 10,558$ 7,748$ 3,533$ 6,492$ 9,480$ 11,139$ 4,661$ 6,959$ 11,944$ Adjustments to net income: Loss on debt refinancing - - - 2,919 - - - - - Impairment and closure charges - - - - - - 1,517 - Non-recurring special bonus - - - - - - 1,626 - Income tax expense of adjustments - - - (1,020) - - - (974) - Adjusted Net Income 10,558$ 7,748$ 3,533$ 8,391$ 9,480$ 11,139$ 4,661$ 9,128$ 11,944$ Diluted net income per share: Net income as reported 0.71$ 0.52$ 0.24$ 0.45$ 0.66$ 0.77$ 0.32$ 0.48$ 0.82$ Adjustments to net income: Loss on debt refinancing - - - 0.20 - - - - - Impairment and closure charges - - - - - - 0.10 - Non-recurring special bonus - - - - - - 0.11 - Income tax expense of adjustments - - - (0.06) - - - (0.07) - Adjusted EPS - diluted 0.71$ 0.52$ 0.24$ 0.59$ 0.66$ 0.77$ 0.32$ 0.62$ 0.82$ 2012 2013 21